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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 28, 2000
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                          Doral Financial Corporation
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            (Exact name of registrant as specified in this charter)


          PUERTO RICO                    0-17224                 66-0312162
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
(State or other jurisdiction of    (Commission File No.)        (IRS Employer
         incorporation)                                      Identification No.)

1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico            00920
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       (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including areas code:    (787) 749-7100
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ITEM 5.  OTHER EVENTS


     On March 28, 2000, Doral Financial Corporation issued a press release, a copy of which is attached as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION AND EXHIBITS

           (c)  Exhibits

         99     Press Release dated March 28, 2000

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1994, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DORAL FINANCIAL CORPORATION


                                         By:    /s/ Richard F. Bonini
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                                                    Richard F. Bonini
                                            Senior Executive Vice President
                                              and Chief Financial Officer

Date: March 28, 2000